Supplement dated November 18, 2020
to the Prospectus and Statement of Additional Information (SAI), as supplemented as applicable, of each of the following funds (each, a Fund, and collectively, the Funds):
Fund	Prospectus Dated	SAI Dated
Columbia ETF Trust I
Columbia Diversified Fixed Income Allocation ETF	3/1/2020	8/1/2020
Columbia Multi-Sector Municipal Income ETF	3/1/2020	8/1/2020
Columbia Research Enhanced Core ETF	3/1/2020	8/1/2020
Columbia Research Enhanced Value ETF	3/1/2020	8/1/2020
Columbia Sustainable International Equity Income ETF	3/1/2020	8/1/2020
Columbia Sustainable U.S. Equity Income ETF	3/1/2020	8/1/2020
Columbia ETF Trust II
Columbia EM Core ex-China ETF	8/1/2020	8/1/2020
Columbia Emerging Markets Consumer ETF	8/1/2020	8/1/2020
Columbia India Consumer ETF	8/1/2020	8/1/2020
Effective immediately the following changes are made to the Funds' prospectuses and SAI:
The following information is being added on the back cover page of each Fund's prospectus:
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found on the Fund's website at columbiathreadneedleus.com/etfs.
The information in the six paragraph in the subsection "Transacting in Creation Units" in the "Purchase, Redemption and Pricing of Shares" section of the SAI is hereby superseded and replaced with the following:
Custom Baskets
Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that is negotiated with and/or contains bespoke cash substitutions for a single Authorized Participant on the same business day. Each Fund has adopted policies and procedures that govern the construction and acceptance of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are designed in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Investment Manager who are required to review each custom basket for compliance. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant.
The rest of the section remains the same.
The information under the subsection "Disclosure of Portfolio Holdings Information" in the "Other Practices" section of the SAI is hereby superseded and replaced with the following:
Disclosure of Portfolio Holdings Information
On each Business Day, prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (columbiathreadneedleus.com/etfs) certain information relating to the portfolio holdings that will form the basis of a Fund’s next NAV per share calculation. In addition, certain information may also be made available to certain parties:
Communications of Data Files: A Fund makes available through the facilities of the National Securities Clearing Corporation (NSCC), prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e., Fund Deposit) or that Authorized Participants would receive from a Fund to settle Fund Redemptions. This file is known as the portfolio composition file (PCF).  A Fund’s PCF is applicable for the next trading day and is provided to the NSCC. Certain explanatory information regarding the PCFs may also be released to Authorized Participants and liquidity providers, but is only done so after the PCFs are made available through the NSCC.
Communications with Authorized Participants and Liquidity Providers: Certain employees of the Investment Manager are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described under Purchase, Redemption and Pricing of Shares – Transactions in Creation Units – Custom Baskets, in this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide in the case of a redemption. These employees of the Investment Manager may also discuss portfolio
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holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Funds’ current registration statements.
Communications with Listing Exchanges: From time to time, the Investment Manager may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
Communications with Other Portfolio Managers: Certain information may be provided to portfolio managers of affiliated funds that invest a significant percentage of their assets in shares of an underlying Fund as necessary to manage the investing fund’s investment objective and strategy.
Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder. The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law.
The rest of the section remains the same.
The information under the subsection "The Investment Manager – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for Columbia EM Core ex-China ETF, Columbia Emerging Markets Consumer ETF and Columbia India Consumer ETF is hereby superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**	Ownership of Fund Shares
For Funds with fiscal year ending March 31 – Information is as of March 31, 2020, unless otherwise noted
EM Core ex-China ETF	Christopher Lo	10 RICs 1 PIV 30 Other accounts	$9.27 billion $76.10 million $161.79 million	None	None
	Michelle Teng(b)	4 other accounts	$0.12 million	None	None
Emerging Markets Consumer ETF	Christopher Lo	10 RICs 1 PIV 30 Other accounts	$9.10 billion $76.10 million $161.79 million	None	None
	Michelle Teng(b)	4 other accounts	$0.12 million	None	None
India Consumer ETF	Christopher Lo	10 RICs 1 PIV 30 Other accounts	$9.21 billion $76.10 million $161.79 million	None	None
	Michelle Teng(b)	4 other accounts	$0.12 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of October 31, 2020.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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